SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              n-Vision, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

            ------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:

            ....................................................................

      2)    Aggregate number of securities to which transaction applies:

            ....................................................................

      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ....................................................................

      4)    Proposed maximum aggregate value of transaction:

            ....................................................................

      5)    Total fee paid:

            ....................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ...........................

      2)    Form, Schedule or Registration Statement No.:

            ...........................

      3)    Filing Party:

            ...........................

      4)    Date Filed:

            ...........................

                                 N-VISION, INC.
                            7680 OLD SPRINGHOUSE ROAD
                          MADISON BUILDING, FIRST FLOOR
                             MCLEAN, VIRGINIA 22102


                                                                October 19, 1998

Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders (the "Meeting") of n-Vision, Inc. (the "Corporation"), which will be held on Monday, November 9, 1998, at 10:00 a.m., at 7680 Old Springhouse Road, Madison Bldg., First Floor, McLean, Virginia 22102.

      The attached notice of the special meeting and proxy statement describe the formal business to be transacted at the meeting. Directors and officers of the Corporation will be present at the Meeting to respond to any questions that our stockholders may have.

      The Board of Directors of the Corporation has determined that the matters to be considered at the Special Meeting are in the best interests of the Corporation and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" the matters to be considered.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Corporation, I wish to thank you for your continued support. We appreciate your interest.


                                    Sincerely yours,

                                    /s/ Delmar J. Lewis
                                    -----------------------------------------
                                    Delmar J. Lewis
                                    CHAIRMAN OF THE BOARD OF DIRECTORS
                                 n-Vision, Inc.
                           7680 Old Springhouse Road
                           Madison Bldg., First Floor
                             McLean, Virginia 22102

                                ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To be held on November 9, 1998

                                ----------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of n-Vision, Inc., a Delaware corporation (the "Corporation"), will be held at n-Vision, Inc.'s corporate headquarters, 7680 Old Springhouse Road, Madison Building, First Floor, McLean, VA 22102, on November 9, 1998, at 10:00 a.m., Eastern Time, for the following purpose:

         1. To consider and vote on the adoption and approval of the amendment and restatement of the Corporation's Certificate of Incorporation, which will effect a one-for-two reverse stock split of the issued and outstanding shares of the Common Stock, par value $0.01 per share, of the Corporation; and

         To transact such other business as may be properly brought before the Special Meeting or any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Any stockholders of record at the close of business on October 8, 1998, will be entitled to vote at the Special Meeting and at any adjournment thereof. In the event that there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Corporation. The transfer books will not be closed. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Corporation. If you do not plan to attend the Special Meeting in person, please sign, date and return the enclosed proxy in the envelope provided. If you decide to attend the

Special Meeting, you may revoke the proxy at any time before it is voted. The prompt return of your proxy will assist us in preparing for the Special Meeting.



                                            By Order of the Board of Directors


                                            /s/ Christopher J. Lewis
                                            ____________________________
                                            Christopher J. Lewis
                                            Secretary



McLean, Virginia
October 19, 1998

                            7680 Old Springhouse Road
                           Madison Bldg., First Floor
                             McLean, Virginia 22102

                         SPECIAL MEETING OF STOCKHOLDERS
                                November 9, 1998



                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of n-Vision, Inc. (the "Corporation") of proxies to be used at the Special Meeting of Stockholders of the Corporation to be held at n-Vision, Inc.'s corporate headquarters, 7680 Old Springhouse Road, Madison Building, First Floor, McLean, VA 22102, on November 9, 1998, at 10:00 a.m., Eastern Time, and at any adjournment or adjournments thereof.

         It is anticipated that this Proxy Statement and the accompanying Proxy Form will first be sent to stockholders on or about October 19, 1998. Only holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), of the Corporation at the close of business on October 8, 1998 will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

Voting and Revocability of Proxies

         Any stockholder who executes and returns the enclosed Proxy Form may revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation, no later than the start of the Special Meeting, or by voting in person at the Special Meeting. Unless so revoked, the shares represented by the Proxy Form will be voted in accordance with the instructions specified therein at the Special Meeting, if the Proxy Form is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy Form will be voted FOR the Proposal.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

         All proxies not voted will not be counted toward establishing a quorum for the transaction of business at the Special Meeting. Stockholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Special Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. If a broker or other record holder indicates on a Proxy Form that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Except as otherwise required by law or by the Corporation's Certificate of Incorporation, all matters will be determined by a majority of the shares represented at the Special Meeting.

         Proxies solicited hereby will be returned to the Corporation, and will be tabulated by inspectors of election designated by the Board, who will neither be employed by nor be a director of the Corporation or any of its affiliates.

Solicitation of Proxies

         The Corporation will bear the entire cost of preparing, assembling, and mailing the Proxy Statement, the Proxy Form and any additional material furnished to the stockholders in connection with the Special Meeting. Further solicitation of proxies may be made by telephone or in person by officers, Directors and regular employees of the Corporation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of October 8, 1998, the record date for the Special Meeting, the total number of outstanding shares of Common Stock entitled to vote at the Special Meeting is _________. Stockholders are entitled to one (1) vote for each share of Common Stock. A majority of the issued and outstanding shares of Common Stock present at the Special Meeting in person or by proxy constitutes a quorum for the transaction of business at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of October 8, 1998, the record date for the Special Meeting, the number of shares and percentage of outstanding Common Stock beneficially owned by (i) each person known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, (ii) each Director and Nominee for the Board of Directors, (iii) each executive officer of the Corporation, and (iv) all Directors and executive officers of the Corporation as a group.


                            Name and Address of                Amount and Nature of
Title of Class                Beneficial Owner                Beneficial Ownership(1)    Percent of Class(2)
------------------------------------------------------------------------------------------------------------

Common Stock              Delmar J. Lewis                           _________(3)                _____
                          Director and Officer
                          7680 Old Springhouse Road
                          Madison Bldg., First Floor
                          McLean, Virginia  22102

Common Stock              Christopher J. Lewis                      _________                   _____
                          Director and Officer
                          7680 Old Springhouse Road
                          Madison Bldg., First Floor
                          McLean, Virginia  22102

Common Stock              Harry Katrivanos                          _________                   _____
                          Acting Officer
                          7680 Old Springhouse Road
                          Madison Bldg., First Floor
                          McLean, Virginia  22102

Common Stock              Claude H. Rumsey, Jr.                     _________(3)                _____
                          Director
                          7680 Old Springhouse Road
                          Madison Bldg., First Floor
                          McLean, Virginia  22102

Common Stock              Ronald C. Wilgenbusch                     _________                   _____
                          Director
                          7680 Old Springhouse Road
                          Madison Bldg., First Floor
                          McLean, Virginia  22102

Common Stock              All directors, nominees and               _________(3)                _____
                          executive officers as a group
                          (5 persons)

         (1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

         (2) Calculated on the basis of _________ shares of the Corporation's Common Stock outstanding on October 8, 1998.

         (3) Includes [200,000] shares beneficially owned by Advanced Technology Systems, Inc., of which Messrs. Delmar J. Lewis and Rumsey are the majority stockholders.

                PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING

     PROPOSAL - AMENDMENT AND RESTATEMENT OF THE CORPORATION'S CERTIFICATE
                    OF INCORPORATION TO EFFECT A ONE-FOR-TWO
                    REVERSE STOCK SPLIT OF THE CORPORATION'S
                      ISSUED AND OUTSTANDING COMMON STOCK

Introduction

         The Board has approved an amendment and restatement of the Corporation's Certificate of Incorporation to effect a reverse stock split, pursuant to which each two shares of Common Stock of the Corporation will become one share of Common Stock (the "Reverse Split"). The stockholders are being asked to approve this proposed amendment and restatement. The Reverse Split will take effect, if at all, after it is approved by the stockholders of the Corporation and after filing the amendment and restatement with the Secretary of State of the State of Delaware (the "Effective Date"). Even if the Reverse Split is approved by the stockholders it is within the discretion of the Board of Directors not to carry out the Reverse Split.

Purpose of Reverse Split

         The Corporation was recently informed by the Nasdaq Stock Market ("Nasdaq") that the Corporation's stock price was not in compliance with the minimum per share price requirement for stock traded on Nasdaq. The Corporation will become in compliance if its stock trades at or above the minimum trading price of $1.00 for at least ten consecutive trading days. If the Corporation does not meet this requirement, Nasdaq will issue a delisting letter, at which time the Corporation may request a hearing to appeal the delisting.

         If the Corporation's securities are delisted from Nasdaq, trading, if any, of the Corporation's securities would thereafter have to be conducted in the non-Nasdaq over-the-counter market. In such event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Corporation's securities. In addition, if the Common Stock were to become delisted from trading on Nasdaq and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Corporation's Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade the Corporation's Common Stock. The Corporation believes that, if the Reverse Split is approved, there is a greater likelihood that the minimum bid price of the Common Stock will be maintained at a level over $1.00 per share.

         Even though a reverse stock split, by itself, does not impact a corporation's assets or prospects, reverse stock splits can result in a decrease in the aggregate market value of a corporation's equity capital. The Board of Directors, however, believes that this risk is off-set by the prospect that the Reverse Split will improve the likelihood that the Corporation will be able to maintain its Nasdaq SmallCap Market listing and may, by increasing the per share price, make an investment in the Common Stock more attractive for certain investors. There can be no assurance, however, that approval of the Reverse Split will succeed in raising the bid price of the Corporation's Common Stock above $1.00 per share, that such minimum price, if achieved, would be maintained, or that even if the Nasdaq's minimum bid price requirements were satisfied, the Corporation's Common Stock would not be delisted by the Nasdaq for other reasons.

         As a result of the Reverse Split, the _________ shares of Common Stock outstanding on October 8, 1998 will become approximately _________ shares of Common Stock and any other shares issued prior to the Effective Date will be similarly adjusted. In addition, on the Effective Date each option and warrant to purchase Common Stock and any other convertible security, outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock issuable upon their exercise shall be divided by two (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant shall be multiplied by two. No fractional shares will be issued upon the Reverse Split. In lieu thereof, the Corporation will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest as described below.

         The Reverse Split will have the effect of creating additional authorized and unreserved shares of the Corporation's Common Stock. The Corporation has no current plans to issue such shares. As of October 8, 1998, the Corporation had [25,000,000] authorized shares of Common Stock of which [_________] were issued and outstanding. An aggregate of _________ shares were issued under the Corporation's Stock Option Plan, or for exercise of options issued under such Plans. As of October 8, 1998, _________ shares of the Corporation's Common Stock remained unissued and unreserved.

         There can be no assurance that the market price of the Common Stock after the Reverse Split will be equal to the market price before the Reverse Split multiplied by the split number, or that the market price following the Reverse Split will either exceed or remain in excess of the current market price.

Exchange of Stock Certificates

         If the Reverse Split is approved by the Corporation's stockholders, the Corporation will instruct its transfer agent to act as its exchange agent (the "Exchange Agent") in implementing the exchange of certificates representing outstanding Common Stock. As soon as practicable after the Effective Date, holders of Common Stock will be notified and requested to surrender their certificates representing shares of Common Stock to the Exchange Agent in exchange for certificates representing post-reverse split Common Stock. Beginning on the Effective Date, each certificate representing shares of the Corporation's Common Stock will be deemed for all corporate purposes to evidence ownership of as many shares of post-reverse split Common Stock after applying the split factor and otherwise making adjustments for fractional shares as described below.

Fractional Shares

         No fractional shares of Common Stock will be issued as a result of the Reverse Split. In lieu of receiving fractional shares, stockholders who hold a number of shares not evenly divisible immediately prior to the Reverse Split will be entitled to receive a cash payment (without interest) determined by multiplying two times such fractional share of Common Stock by the average of the bid and asked price per share of Common Stock as quoted on Nasdaq for the five trading days immediately preceding the Effective Date.

Federal Income Tax Consequences of the Reverse Split

         The following is a summary of the material U.S. federal income tax consequences of the Reverse Split to a U.S. citizen or individual resident in the U.S. for federal income tax purposes, a corporation or partnership organized under the laws of the U.S. or a state of the U.S., a trust in which one or more U.S. persons have the authority to control all substantial decisions of the trust and a U.S. court is able to exercise primary supervision over the administration of the trust, or an estate subject to U.S. federal income tax on all of its income regardless of source (each, a "U.S. Holder"). The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. The discussion is for general information only and does not purport to address all relevant concerns to a U.S. Holder. In addition, it does not discuss any state, local, foreign or alternative minimum income or other U.S. federal tax consequences.

THE FOLLOWING DISCUSSION IS NOT TAX ADVICE. EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

         No gain or loss should be recognized by a stockholder of the Corporation upon his or her exchange of shares of Common Stock pursuant to the Reverse Split (except to the extent of any cash received in lieu of fractional shares of post-reverse split Common Stock). Cash payments in lieu of fractional shares should be treated as if the fractional shares were issued to the stockholder and then redeemed by the Corporation for cash. A stockholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share.

         The holding period of the shares of post-reverse split Common Stock will include the stockholders' respective holding periods for the shares of pre-reverse split Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of post-reverse split Common Stock (including any fractional shares thereof) will be the same as the adjusted basis of the Common Stock exchanged therefor.

Accounting Effects of the Reverse Split

         Following the Effective Date, the par value of the Corporation's Common Stock will remain at $0.01 per share. As a result, the Corporation's stated capital will be reduced and capital in excess of par value (paid-in capital) increased accordingly. [Stockholders' equity will remain unchanged.]

No Dissenter's Rights

         Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Reverse Split.

Miscellaneous

         The Board of Directors may abandon the Reverse Split at any time before or after the Special Meeting and prior to the filing of the amended and restated Certificate of Incorporation related thereto with the Delaware Secretary of State if for any reason the Board of Directors deems it advisable to do so.

Approval Required

         Approval of the Proposal requires the affirmative vote of a majority votes cast by holders of Common Stock present in person or by proxy and entitled to vote at the Special Meeting, a quorum being present.

Recommendation of the Board

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT.

                                  OTHER MATTERS

         At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Special Meeting other than stated in the Notice of this Meeting. It is intended, however, that the persons authorized by Management to hold proxies solicited by this Proxy Statement may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at this Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Christopher J. Lewis
_______________________________
Christopher J. Lewis
Secretary

October 19, 1998

                                  [FRONT SIDE]

                                 REVOCABLE PROXY
                                 N-VISION, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

                                November 9, 1998
                             10:00 a.m. Eastern Time


         The undersigned hereby appoints Christopher J. Lewis and Claude H. Rumsey, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on November 9, 1998, at 10:00 a.m. Eastern Time, at 7680 Old Springhouse Road, Madison Bldg., First Floor, McLean, Virginia 22102, and at any and all adjournments thereof, as follows:


         The adoption and approval of an amendment and restatement of the Corporation's Certificate of Incorporation to effect a one-for-two reverse stock split of the issued and outstanding shares of the Common Stock, par value $0.01 per share, of the Corporation.

         FOR                         AGAINST                   ABSTAIN
         ---                         -------                   -------
         [ ]                           [ ]                       [ ]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                              THE LISTED PROPOSAL.

                                  [BACK SIDE]

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposal listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement dated October 19, 1998, relating to this meeting.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                       Dated:  ______________________________


                                               ------------------------------
                                               SIGNATURE OF STOCKHOLDER


                                               ------------------------------
                                               SIGNATURE OF STOCKHOLDER


                        --------------------------------


            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                                                                    EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 N-VISION, INC.

        N-VISION, INC., (the "Corporation"), organized and existing under and by virtue of the Delaware General Corporation Law, the original Certificate of Incorporation of which was filed on September 16, 1994, under the name n-Vision, Inc., with the Secretary of State of Delaware,

        DOES HEREBY CERTIFY:

1. That the Board of Directors of said corporation, by unanimous written consent of its members, filed with the minutes of the Board and adopted, in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation as set forth below.

2. Holders of a majority of the outstanding common stock of said corporation entitled to vote thereon adopted the Amended and Restated Certificate of Incorporation at a special meeting of stockholders of the Corporation in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

3. Pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

4. The text of the Amended and Restated Certificate of Incorporation is hereby restated and further amended to read in its entirety as follows:


        FIRST:  The name of the corporation is n-Vision, Inc. (the
"Corporation").

        SECOND: The location of the Registered Office of the Corporation in the State of Delaware is at 1209 Orange Street, City of Wilmington, County of New Castle. The name and address of its Registered Agent in the State of Delaware is the Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

        THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty-five Million (25,000,000) shares of voting common stock, having a par value of One Cent ($0.01) per share (the "Common Stock"). Shares of Common Stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors of the Corporation may from time to time determine by resolution.

        EVERY TWO ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION SHALL, UPON THE FILING DATE OF THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AUTOMATICALLY BE COMBINED INTO ONE ISSUED AND OUTSTANDING SHARE OF COMMON STOCK; PROVIDED, HOWEVER, THAT FRACTIONAL SHARES OF COMMON STOCK SHALL RECEIVE IN LIEU THEREOF A CASH PAYMENT FROM THE CORPORATION DETERMINED BY MULTIPLYING TWO TIMES SUCH FRACTIONAL SHARE OF COMMON STOCK BY THE AVERAGE OF THE BID AND ASKED PRICE PER SHARE OF COMMON STOCK AS QUOTED ON NASDAQ FOR THE FIVE TRADING DAYS IMMEDIATELY PRECEDING THE EFFECTIVE DATE OF THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

        Each share of issued capital stock of the Corporation shall bear such transfer restrictions as may be set forth in the Bylaws of the Corporation or in any agreement entered into by the Corporation and its stockholders.

        FIFTH:  The Corporation is to have perpetual existence.

        SIXTH: The Board of Directors of the Corporation shall have the power to make, alter and repeal the Bylaws of the Corporation, subject to the reserved power of the stockholders to make, alter and repeal Bylaws.

        SEVENTH: Unless otherwise provided in the Bylaws of the Corporation, elections of directors need not be by written ballot.

        EIGHTH: Each person who at any time is or shall have been a director or officer of the Corporation, and who is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, a director or officer of the Corporation or served at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against, and may be advanced, the expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding to the fullest extent provided under Section 145 of the General Corporation Law of the State of Delaware, as the same shall be amended or supplemented from time to time, or any successor statute. The foregoing right of advancement and indemnification shall in no way be exclusive of any rights of advancement or indemnification, or any other rights, to which such director, officer, employee or agent may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.

        A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit.

        If the General Corporation Law of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of Delaware at that time in force. Any repeal or modification of this paragraph by the stockholders shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

        NINTH: A director may hold any office of profit in the Corporation in conjunction with the office of director, and may enter into contracts or arrangements or have dealings with the Corporation, and shall not be disqualified from the office of director thereby, nor shall he be liable to account to the Corporation for any profit arising out of any such contracts, arrangements or dealings to which he is a party or in which he is interested by reason of his being at the same time a director of the Corporation, regardless of whether he is present at or participates in the meeting of the Board of Directors, or a committee thereof, which authorizes any such contract or transaction, or whether his vote is counted for such purpose, provided that (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

        TENTH: Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and is deemed to be extinguished and abandoned, and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositories shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any person whatsoever.

        ELEVENTH: Whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, in lieu of holding a stockholders' meeting, such action may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

        TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        THIRTEENTH: The Board of Directors shall be fixed as set forth in the Bylaws of the Corporation.


        IN WITNESS WHEREOF, n-Vision, Inc. has caused this Amended and Restated Certificate of Incorporation, which restates and integrates and amends the provisions of the Certificate of Incorporation and which has been duly adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware, to be executed and attested by its duly authorized officers this __ day of November, 1998.


                                          n-Vision, Inc.


                                          By: /s/ Delmar J. Lewis
                                              _____________________
                                              Delmar J. Lewis
                                              Chairman and
                                              Chief Executive Officer